                                                                    Exhibit 31.1

                                  CERTIFICATION

I, Mark E. Schwarz, certify that:

1. I have  reviewed  this  quarterly  report on Form 10-Q of New Century  Equity
   Holdings Corp.;

2. Based on my knowledge, this report does not contain any untrue statement of a material  fact  or omit  to  state a  material  fact  necessary  to make  the statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3. Based  on  my  knowledge,  the  financial  statements,  and  other  financial information included in this report,  fairly present in all material respects the  financial  condition,  results  of  operations  and  cash  flows  of the registrant as of, and for, the periods presented in this report;

4. The  registrant's  other  certifying  officer(s)  and I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

   (a) Designed  such  disclosure  controls  and  procedures,   or  caused  such
       disclosure  controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities,  particularly  during the period in which this  report is being prepared;

   (b) Evaluated the effectiveness of the registrant's  disclosure  controls and procedures  and  presented  in this  report  our  conclusions  about  the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

   (c) Disclosed in this report any change in the registrant's  internal control over  financial  reporting  that occurred  during the  registrant's  most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual  report)  that has  materially  affected,  or is  reasonably likely to  materially  affect,  the  registrant's  internal  control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed,  based on our most recent evaluation of internal control over financial  reporting,  to the registrant's  auditors and the audit committee of the  registrant's  board of directors (or persons performing the equivalent functions):

   (a) All  significant  deficiencies  and material  weaknesses in the design or
       operation  of  internal  control  over  financial   reporting  which  are
       reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

   (b) Any fraud,  whether or not material,  that  involves  management or other employees  who  have a  significant  role  in the  registrant's  internal controls over financial reporting.

Date: November 14, 2007                          /s/ Mark E. Schwarz
                                             ---------------------------
                                                   Mark E. Schwarz
                                             Principal Executive Officer